Exhibit 99.1

1601 Market Street Philadelphia, Pennsylvania 19103-2337 800 523.1988 215 564.6600	News Release

Contact:

For investors:	Mona Zeehandelaar – phone: 215 231.1674
email: mona.zeehandelaar@radian.biz

For the media:	David Cheung – 215 231.1362
email: david.cheung@radian.biz

Radian Reports Record 2004 Net Income of $519 Million

Fourth quarter 2004 net income registers record $156 million

PHILADELPHIA, Pa., January 19, 2005 — Radian Group Inc. (NYSE: RDN) today reported its results for the quarter ended December 31, 2004. The key financial highlights of the quarter and twelve months ended December 31, 2004 are shown in the following tables:

Key Financial Highlights (dollars in millions, except per share data)

Fourth Quarter:

	Quarter Ended December 31, 2004	Quarter Ended December 31, 2003	Percent Change
Net income	$156.0	$55.5	181%
Diluted net income per share*	$1.62	$0.57	184%
Net premiums written	$287.3	$298.7	(4)%
Net premiums earned	$262.8	$266.0	(1)%
Revenues**	$379.1	$346.5	9%
Book value per share (as of 12/31)	$39.98	$34.31	17%
Equity in net income of affiliates	$50.0	$35.4	41%

Twelve Months:

	Twelve Months Ended December 31, 2004	Twelve Months Ended December 31, 2003	Percent Change
Net income	$518.7	$385.9	34%
Diluted net income per share*	$5.33	$3.95	35%
Net premiums written	$1,082.5	$1,110.5	(3)%
Net premiums written***	$1,178.9	$1,110.5	6%
Net premiums earned	$1,029.5	$1,008.2	2%
Net premiums earned***	$1,054.4	$1,008.2	5%
Revenues**	$1,364.1	$1,279.2	7%
Equity in net income of affiliates	$180.6	$105.5	71%

*	In conformity with the current period presentation and as required by newly issued accounting rules, the prior period presentation has been adjusted to reflect the inclusion of 3.8 million shares underlying contingently convertible debt. The impact of including these shares in the calculation was a reduction of $0.06 for the quarter ended December 31, 2004, $0.01 for the quarter ended December 31, 2003, $0.18 for the twelve months ended December 31, 2004 and $0.13 for the twelve months ended December 31, 2003.
**	In conformity with the current period presentation, prior period revenues have been adjusted to include gain/loss on sales of investments and change in fair value of derivative instruments and to exclude equity in net income of affiliates. The adjusted presentation appears in the financial information that accompanies this release. Certain other prior-period amounts included in the accompanying financial information also have been reclassified to conform to the current period presentation.
***	These amounts exclude the impact of one of the primary insurer’s recapture of business from Radian’s financial guaranty reinsurance business, which is described in Radian’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 11, 2004. A reconciliation and additional information about the impact of this recapture can be found in Schedules 1 and 2 to this release.

“Our 2004 quarterly and full year results reflect continued growth in earnings and book value,” said Radian’s Chairman and CEO Frank P. Filipps. “In a challenging business environment, we achieved record net income of $156 million in the fourth quarter and $519 million for the year, while book value increased 17%.”

Radian will hold a conference call on Thursday, January 20, 2005, at 9:00 a.m. Eastern time to discuss the company’s 2004 results. This call will be broadcast live over the Internet at www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives or at www.radian.biz, under “News.” A replay of the webcast will be available at this site approximately two hours after the live broadcast ends for a period of one year.

Statistical and financial information which is expected to be referred to during the conference call will be available on Radian’s website under “Investor Information – Webcasts, Presentations and Transcripts” or by clicking on www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives.

Radian Group Inc. is a leading credit enhancement provider to the global financial and capital markets, headquartered in Philadelphia. Radian’s subsidiaries provide products and services through three business lines: financial guaranty, mortgage insurance and other financial services. Additional information may be found at www.radian.biz.

Financial Results and Supplemental Information Contents

Exhibit A:	Condensed Consolidated Statements of Income

Exhibit B:	Condensed Consolidated Balance Sheets

Exhibit C:	Segment Information Quarter Ended December 31, 2004

Exhibit D:	Segment Information Quarter Ended December 31, 2003

Exhibit E:	Segment Information Year Ended December 31, 2004

Exhibit F:	Segment Information Year Ended December 31, 2003

Exhibit G:	Financial Guaranty Insurance Supplemental Information – Quarter and Year Ended and as of December 31, 2004

Exhibit H:	Financial Guaranty Insurance Supplemental Information – Quarter and Year Ended and as of December 31, 2004

Exhibit I:	Mortgage Insurance Supplemental Information: New Insurance Written, Risk Written and Captives

Exhibit J:	Mortgage Insurance Supplemental Information: Insurance in Force and Risk in Force

Exhibit K:	Mortgage Insurance Supplemental Information: Risk in Force by LTV and Policy Year

Exhibit L:	Mortgage Insurance Supplemental Information: Claims and Defaults

Exhibit M:	Mortgage Insurance Supplemental Information: ALT A

Exhibit N:	Financial Services Supplemental Information

Exhibit O:	Supplemental Schedule 1: Reinsurance Clawback Impact on Radian Group

Exhibit P:	Supplemental Schedule 2: Reinsurance Clawback Impact on Financial Guaranty

Radian Group Inc. and Subsidiaries

Condensed Consolidated Statements of Income

Exhibit A

	Quarter Ended December 31		Year Ended December 31
(In thousands, except per share amounts)	2004	2003	2004	2003
Revenues:
Net premiums written	$287,260	$298,704	$1,082,487	$1,110,477

Net premiums earned	$262,767	$265,999	$1,029,484	$1,008,183
Net investment income	52,679	46,122	204,349	186,163
Gain on sales of investments	9,843	8,760	50,799	17,387
Change in fair value of derivative instruments	44,559	10,794	47,135	4,139
Other income	9,290	14,873	32,286	63,322

Total revenues	379,138	346,548	1,364,053	1,279,194

Expenses:

Provision for losses	111,382	211,994	456,834	476,054
Policy acquisition costs	32,272	32,346	121,830	128,518
Other operating expenses	52,445	58,648	205,687	211,077
Interest expense	8,646	9,654	34,660	37,542

Total expenses	204,745	312,642	819,011	853,191

Equity in net income of affiliates	49,970	35,442	180,550	105,476

Pretax income	224,363	69,348	725,592	531,479
Provision for income taxes	68,394	13,871	206,939	145,578

Net income	$155,969	$55,477	$518,653	$385,901

Diluted net income per share (1)	$1.62	$0.57	$5.33	$3.95

(1) Net income per share reconciliation

Net income	$155,969	$55,477	$518,653	$385,901
Interest expense on convertible senior debentures (net of tax)	804	804	3,218	3,218

Net income available to common stockholders	$156,773	$56,281	$521,871	$389,119

Weighted average shares outstanding (in thousands) (2)	96,832	98,838	97,908	98,453

(2)	The prior period presentation has been adjusted to reflect the inclusion of 3.8 million shares underlying contingently convertible debt as required by newly issued accounting rules. The impact on diluted net income per share of including these shares in the calculation was a reduction of $0.06 per share and $0.01 per share for the quarters ended December 31, 2004 and 2003, respectively, and $0.18 per share and $0.13 per share for the twelve months ended December 31, 2004 and 2003, respectively.

Radian Group Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Exhibit B

(In thousands except share and per share amounts)	December 31 2004	December 31 2003
Assets:
Cash and investments	$5,500,748	$5,074,531
Investments in affiliates	393,025	328,478
Deferred policy acquisition costs	211,928	218,779
Prepaid federal income taxes	460,149	358,840
Other assets	434,970	465,139

Total assets	$7,000,820	$6,445,767

Liabilities and stockholders’ equity:
Unearned premiums	$770,208	$718,649
Reserve for losses and loss adjustment expenses	801,012	790,380
Long-term debt	717,640	717,404
Deferred federal income taxes	848,224	712,354
Other liabilities	174,681	281,136

Total liabilities	3,311,765	3,219,923

Common stock	96	96
Additional paid-in capital	1,106,192	1,199,056
Retained earnings	2,397,626	1,886,548
Accumulated other comprehensive income	185,141	140,144

Total stockholders’ equity	3,689,055	3,225,844

Total liabilities and stockholders’ equity	$7,000,820	$6,445,767

Book value per share	$39.98	$34.31

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended December 31, 2004

Exhibit C

(In thousands)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$214,838	$—	$72,422	$287,260

Net premiums earned	$202,637	$—	$60,130	$262,767
Net investment income	31,087	16	21,576	52,679
Gain/loss on sales of investments	9,798	(239)	284	9,843
Change in fair value of derivative instruments	15,761	316	28,482	44,559
Other income	7,646	829	815	9,290

Total revenues	266,929	922	111,287	379,138

Expenses:
Provision for losses	100,774	—	10,608	111,382
Policy acquisition costs	18,730	—	13,542	32,272
Other operating expenses	35,116	1,730	15,599	52,445
Interest expense	5,032	631	2,983	8,646

Total expenses	159,652	2,361	42,732	204,745

Equity in net income of affiliates	—	49,948	22	49,970

Pretax income	107,277	48,509	68,577	224,363

Provision for income taxes	30,730	16,966	20,698	68,394

Net income	$76,547	$31,543	$47,879	$155,969

Assets	$4,198,325	$388,975	$2,413,520	$7,000,820
Deferred policy acquisition costs	69,175	—	142,753	211,928
Reserve for losses and loss adjustment expenses	559,632	—	241,380	801,012
Unearned premiums	142,853	—	627,355	770,208
Stockholders’ equity	2,065,290	316,378	1,307,387	3,689,055

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended December 31, 2003

Exhibit D

(In thousands)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$191,481	$—	$107,223	$298,704

Net premiums earned	$202,083	$—	$63,916	$265,999
Net investment income	26,482	—	19,640	46,122
Gain/loss on sales of investments	6,752	(618)	2,626	8,760
Change in fair value of derivative instruments	3,881	55	6,858	10,794
Other income	6,858	7,386	629	14,873

Total revenues	246,056	6,823	93,669	346,548

Expenses:
Provision for losses	96,994	—	115,000	211,994
Policy acquisition costs	16,898	—	15,448	32,346
Other operating expenses	29,509	18,892	10,247	58,648
Interest expense	5,402	816	3,436	9,654

Total expenses	148,803	19,708	144,131	312,642

Equity in net income of affiliates	—	33,080	2,362	35,442

Pretax income (loss)	97,253	20,195	(48,100)	69,348

Provision (benefit) for income taxes	26,399	8,066	(20,594)	13,871

Net income (loss)	$70,854	$12,129	$(27,506)	$55,477

Assets	$3,849,210	$314,628	$2,281,929	$6,445,767
Deferred policy acquisition costs	79,542	—	139,237	218,779
Reserve for losses and loss adjustment expenses	513,473	—	276,907	790,380
Unearned premiums	93,415	—	625,234	718,649
Stockholders’ equity	1,850,796	260,918	1,114,130	3,225,844

Radian Group Inc. and Subsidiaries

Segment Information

Year Ended December 31, 2004

Exhibit E

(In thousands)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$866,051	$—	$216,436	$1,082,487

Net premiums earned	$814,553	$—	$214,931	$1,029,484
Net investment income	118,694	98	85,557	204,349
Gain on sales of investments	44,380	2,424	3,995	50,799
Change in fair value of derivative instruments	11,940	206	34,989	47,135
Other income	24,247	5,989	2,050	32,286

Total revenues	1,013,814	8,717	341,522	1,364,053

Expenses:
Provision for losses	400,936	—	55,898	456,834
Policy acquisition costs	75,487	—	46,343	121,830
Other operating expenses	141,131	12,229	52,327	205,687
Interest expense	20,138	2,500	12,022	34,660

Total expenses	637,692	14,729	166,590	819,011

Equity in net income of affiliates	—	179,128	1,422	180,550

Pretax income	376,122	173,116	176,354	725,592

Provision for income taxes	104,240	60,577	42,122	206,939

Net income	$271,882	$112,539	$134,232	$518,653

Radian Group Inc. and Subsidiaries

Segment Information

Year Ended December 31, 2003

Exhibit F

(In thousands)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$741,840	$—	$368,637	$1,110,477

Net premiums earned	$759,620	$—	$248,563	1,008,183
Net investment income	107,690	36	78,437	186,163
Gain/loss on sales of investments	8,123	(2,284)	11,548	17,387
Change in fair value of derivative instruments	3,275	90	774	4,139
Other income	32,003	27,680	3,639	63,322

Total revenues	910,711	25,522	342,961	1,279,194

Expenses:
Provision for losses	309,272	—	166,782	476,054
Policy acquisition costs	70,195	—	58,323	128,518
Other operating expenses	125,951	47,058	38,068	211,077
Interest expense	21,467	3,162	12,913	37,542

Total expenses	526,885	50,220	276,086	853,191

Equity in net income of affiliates	—	95,507	9,969	105,476

Pretax income	383,826	70,809	76,844	531,479

Provision for income taxes	104,013	28,313	13,252	145,578

Net income	$279,813	$42,496	$63,592	$385,901

Radian Group Inc.

Financial Guaranty Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2004

Exhibit G

	Quarter Ended December 31		Year Ended December 31
(Thousands of dollars, except ratios)	2004	2003	2004	2003
Net Premiums Written:
Public finance direct	16,408	42,060	52,279	85,178
Public finance reinsurance	18,575	14,947	74,777	81,877
Structured direct	17,897	25,608	94,423	88,053
Structured reinsurance	8,299	10,221	32,112	48,702
Trade credit	11,243	14,387	59,262	64,827

	72,422	107,223	312,853	368,637
Impact of recapture (1)	—	—	(96,417)	—

Net Premiums Written	72,422	107,223	216,436	368,637

Net Premiums Earned:
Public finance direct	7,127	5,203	26,643	18,277
Public finance reinsurance	10,841	13,464	41,651	51,118
Structured direct	20,750	18,127	78,292	73,720
Structured reinsurance	8,053	11,866	33,001	48,497
Trade credit	13,359	15,256	60,236	56,951

	60,130	63,916	239,823	248,563
Impact of recapture (1)	—	—	(24,892)	—

Net Premiums Earned	60,130	63,916	214,931	248,563

Claims paid:
Trade credit	5,607	5,068	24,085	20,663
Financial guaranty	2,597	2,698	27,237	9,228
Conseco	7,350	—	30,657	—

Total	15,554	7,766	81,979	29,891
Impact of recapture (1)	—	—	11,488	—

Claims paid	15,554	7,766	93,467	29,891

Incurred losses:
Trade credit	5,045	12,133	28,586	35,671
Financial guaranty	5,563	6,867	27,312	20,111
Conseco	—	96,000	—	111,000

Total	10,608	115,000	55,898	166,782

Loss ratio- GAAP Basis	17.6%	179.9%	26.0%	67.1%
Expense ratio- GAAP Basis	48.5%	40.2%	45.9%	38.8%

	66.1%	220.1%	71.9%	105.9%

Refundings included in earned premium	888	1,637	5,055	7,942

(1)	Amounts recorded related to the recapture of previously ceded business by one of the primary insurer customers of the financial guaranty insurance business in the first quarter of 2004.

Radian Group Inc.

Financial Guaranty Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2004

Exhibit H

(Thousands of dollars, except ratios)	December 31 2004	December 31 2003
Capital and surplus	1,008,423	826,550
Contingency reserve	251,674	321,312

Qualified statutory capital	1,260,097	1,147,862

Unearned premium reserve	730,604	735,156
Loss and loss expense reserve	132,767	95,130

Total policyholders’ reserves	2,123,468	1,978,148

Present value of installment premiums	252,000	444,368
Reinsurance and soft capital facilities	245,000	275,000

Total claims paying resources	2,620,468	2,697,516

Net debt service outstanding	101,619,835	117,900,058

Capital leverage ratio (2)	81	103
Claims paying leverage ratio (3)	39	44

Reserve for losses and LAE
Specific	48,142	86,378
Conseco	80,343	111,000
Non-specific	112,895	79,529

Total	241,380	276,907

(2)	Net debt service outstanding divided by qualified statutory capital
(3)	Net debt service outstanding divided by total claims paying resources

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2004

Exhibit I

	Quarter Ended December 31				Year Ended December 31
	2004	%	2003	%	2004	%	2003	%
Primary New Insurance Written (in millions)
Flow	7,966	68.1%	11,321	89.2%	36,358	81.1%	49,488	72.4%
Structured	3,736	31.9%	1,371	10.8%	8,462	18.9%	18,874	27.6%

Total	11,702	100.0%	12,692	100.0%	44,820	100.0%	68,362	100.0%

Prime	6,929	59.2%	3,990	31.4%	28,391	63.4%	40,940	59.9%
Alt-A	2,654	22.7%	7,491	59.0%	10,177	22.7%	20,026	29.3%
A minus and below	2,119	18.1%	1,211	9.6%	6,252	13.9%	7,396	10.8%

Total	11,702	100.0%	12,692	100.0%	44,820	100.0%	68,362	100.0%

Total Primary New Insurance Written by FICO Score (in millions)
<=619	1,922	16.4%	992	7.8%	5,303	11.8%	6,435	9.4%
620-679	4,048	34.6%	3,838	30.2%	14,772	33.0%	19,763	28.9%
680-739	3,558	30.4%	4,828	38.1%	15,168	33.8%	24,806	36.3%
>=740	2,174	18.6%	3,034	23.9%	9,577	21.4%	17,358	25.4%

Total	11,702	100.0%	12,692	100.0%	44,820	100.0%	68,362	100.0%

Percentage of primary new insurance written
Monthlies	95%		95%		93%		88%
Refinances	45%		37%		40%		50%
95.01% LTV and above	9%				11%
ARMs	51%		31%		42%		31%

Primary risk written (in millions)
Flow	1,983	66.3%	2,912	88.1%	9,179	78.9%	11,965	70.0%
Structured	1,007	33.7%	394	11.9%	2,455	21.1%	5,137	30.0%

Total	2,990	100.0%	3,306	100.0%	11,634	100.0%	17,102	100.0%

Pool risk written (in millions)	65		279		441		933

Other risk written (in millions)
Seconds	22				154
NIMS and other	20				273

Total other risk written	42				427

Net Premiums Written (in thousands)

Primary and Pool Insurance	188,257		165,487		748,533		651,076
Seconds, NIMS and other	26,581		25,994		117,518		90,764

Net Premiums Written	214,838		191,481		866,051		741,840

Net Premiums Earned (in thousands)

Primary and Pool Insurance	174,350		171,964		685,803		666,514
Seconds, NIMS and other	28,287		30,119		128,750		93,106

Net Premiums Earned	202,637		202,083		814,553		759,620

Captives
Premiums ceded to captives($ millions)	$22.8		$19.0		$87.3		$73.6
% of total premiums	11.6%		10.1%		11.3%		10.0%
NIW subject to captives($ millions)	$3,991		$4,746		$17,777		$21,938
% of primary NIW	34.1%		37.4%		39.7%		32.1%
IIF subject to captives	33.2%		29.2%
RIF subject to captives	34.9%		31.3%

Persistency (twelve months ended December 31)	58.8%		46.7%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2004

Exhibit J

	December 31		December 31
	2004	%	2003	%
Primary insurance in force (in millions)
Flow	89,741	77.8%	91,709	76.5%
Structured	25,574	22.2%	28,178	23.5%

Total	115,315	100.0%	119,887	100.0%

Prime	79,628	69.0%	82,096	68.5%
Alt-A	22,092	19.2%	23,710	19.8%
A minus and below	13,595	11.8%	14,081	11.7%

Total	115,315	100.0%	119,887	100.0%

Primary risk in force (in millions)
Flow	21,991	81.4%	22,261	82.1%
Structured	5,021	18.6%	4,845	17.9%

Total	27,012	100.0%	27,106	100.0%

Prime	18,422	68.2%	18,449	68.0%
Alt-A	5,146	19.1%	5,253	19.4%
A minus and below	3,444	12.7%	3,404	12.6%

Total	27,012	100.0%	27,106	100.0%

Total Primary Risk in Force by FICO Score (in millions)
<=619	3,296	12.2%	3,508	12.9%
620-679	8,850	32.8%	8,773	32.4%
680-739	9,101	33.7%	9,097	33.6%
>=740	5,765	21.3%	5,728	21.1%

Total	27,012	100.0%	27,106	100.0%

Percentage of primary risk in force
Monthlies	92%
Refinances	37%
95.01% LTV and above	13%
ARMs	31%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2004

Exhibit K

	December 31		December 31
(In millions, except ratios)	2004	%	2003	%
Total Primary Risk in Force by LTV
95.01% and above	3,429	12.7%	3,067	11.3%
90.01% to 95.00%	9,822	36.4%	10,184	37.6%
85.01% to 90.00%	10,290	38.1%	10,024	37.0%
85.00% and below	3,471	12.8%	3,831	14.1%

Total	27,012	100.0%	27,106	100.0%

Total Primary Risk in Force by Policy Year
2001 and prior	4,202	15.6%	7,837	28.9%
2002	3,410	12.6%	6,198	22.9%
2003	9,046	33.5%	13,071	48.2%
2004	10,354	38.3%	—	0.0%

Total	27,012	100.0%	27,106	100.0%

Pool risk in force	2,384		2,415
GSE Pool risk in force	1,658		1,393

Other risk in force
Seconds	673		725
NIMS and other	532		328

Total other risk in force	1,205		1,053

Risk to capital ratio-STAT Basis	10.0:1		11.4:1

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2004

Exhibit L

	Quarter Ended December 31		Year Ended December 31
	2004	2003	2004	2003
Direct claims paid (in thousands)
Prime	35,139	31,404	140,822	120,150
Alt-A	21,099	20,432	85,124	56,203
A Minus and below	23,772	21,376	95,438	71,655
Seconds	9,835	5,546	42,969	23,148

Total	89,845	78,758	364,353	271,156

Average claim paid (in thousands)
Prime	25.2	24.8	24.1	24.2
Alt-A	37.4	39.7	38.6	40.1
A Minus and below	27.8	27.2	27.1	26.1
Seconds	26.1	24.1	27.0	26.0
Total	28.2	28.2	27.7	27.1

Loss ratio- GAAP Basis	49.7%	48.0%	49.2%	40.7%
Expense ratio-GAAP Basis	26.6%	23.0%	26.6%	25.8%

	76.3%	71.0%	75.8%	66.5%

	December 31 2004	December 31 2003
Default Statistics
Primary insurance:
Prime
Number of insured loans	610,480	640,778
Number of loans in default	19,434	22,156
Percentage of loans in default	3.18%	3.46%

Alt A
Number of insured loans	128,010	138,571
Number of loans in default	8,339	7,343
Percentage of loans in default	6.51%	5.30%

A Minus and below
Number of insured loans	104,672	110,054
Number of loans in default	12,678	12,497
Percentage of loans in default	12.11%	11.36%

Total
Number of insured loans	843,162	889,403
Number of loans in default	40,451	41,996
Percentage of loans in default	4.80%	4.72%

Pool insurance:
Number of insured loans	583,568	599,140
Number of loans in default	6,749	5,738
Percentage of loans in default	1.16%	0.96%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2004

ALT-A - Exhibit M

	Quarter Ended December 31				Year Ended December 31
(In millions, except ratios)	2004	%	2003	%	2004	%	2003	%
Primary New Insurance Written by FICO Score
<=619	12	0.4%	70	0.9%	93	0.9%	101	0.5%
620-659	599	22.7%	1,089	14.6%	1,854	18.3%	3,466	17.3%
660-679	499	18.9%	1,127	15.0%	1,855	18.2%	3,147	15.7%
680-739	1,071	40.4%	3,519	47.0%	4,475	44.0%	8,280	41.3%
>=740	473	17.6%	1,686	22.5%	1,900	18.6%	5,032	25.1%

Total Alt A	2,654	100.0%	7,491	100.0%	10,177	100.0%	20,026	100.0%

Primary Risk in Force by FICO Score
<=619	70	1.4%	102	1.9%
620-659	1,110	21.6%	1,331	25.3%
660-679	919	17.8%	886	16.9%
680-739	2,157	41.9%	2,064	39.3%
>=740	890	17.3%	870	16.6%

Total Alt A	5,146	100.0%	5,253	100.0%

Primary Risk in Force by LTV
95.01% and above	370	7.2%	467	8.9%
90.01% to 95.00%	1,816	35.3%	1,823	34.7%
85.01% to 90.00%	2,191	42.6%	2,121	40.4%
85.00% and below	769	14.9%	842	16.0%

Total Alt A	5,146	100.0%	5,253	100.0%

Primary Risk in Force by Policy Year
2001 and prior	372	7.2%	780	14.9%
2002	653	12.7%	1,414	26.9%
2003	1,758	34.2%	3,059	58.2%
2004	2,363	45.9%	—	—

Total Alt A	5,146	100.0%	5,253	100.0%

Radian Group Inc.

Financial Services Supplemental Information

For the Quarter and Year Ended and as of December 31, 2004

Exhibit N

	Quarter Ended December 31		Year Ended December 31
(Thousands of dollars, except ratios)	2004	2003	2004	2003
Investment in Affiliates-Selected Information

C-BASS

Balance, beginning of period	266,854	211,505	226,710	175,630
Net income for period	23,219	22,705	95,863	66,080
Dividends received	—	7,500	32,500	15,000

Balance, end of period	290,073	226,710	290,073	226,710

Sherman

Balance, beginning of period	73,593	54,506	65,979	52,142
Net income for period	26,729	10,375	83,265	29,427
Dividends received	—	—	49,800	12,450
Other comprehensive income	1,170	1,098	2,048	(3,140)

Balance, end of period	101,492	65,979	101,492	65,979

Portfolio Information:

C-BASS

Servicing portfolio	33,680,000	20,700,000
Total assets (in thousands)	4,353,652	3,181,468
Servicing income	47,439	34,608	160,397	125,084
Net interest income	40,875	35,907	150,082	126,117
Total revenues	125,058	100,318	479,232	356,828

Sherman

Total assets	486,193	505,045
Net revenues	127,654	77,552	480,968	270,775

Supplemental Schedule	Schedule 1
Radian Group Inc. and Subsidiaries-Consolidated Exhibit O

The following schedule shows the Consolidated Income Statement as reported (Column 1) and adjustments (Column 2) to reflect the income statement impact of the recapture (referred to below as the clawback) of business previously ceded to the Company by one of the primary insurer customers of the financial guaranty segment. The adjusted numbers are shown in Column 3. The impact of the clawback (Column 2) reflects the clawback of business ceded to the Company in prior periods. This clawback only affected the first quarter (and, as a result, the year-to-date periods) of 2004. Accordingly, management believes that Column 3 provides useful information to investors by presenting a more meaningful basis of comparison for the Company’s past and future results.

(Thousands of dollars, except per share data)	As Reported Year Ended December 31 2004	Impact of Clawback	As Adjusted Year Ended December 31, 2004 Excluding Clawback	Year Ended December 31 2003
Revenues:
Net premiums written	$1,082,487	$(96,417)	$1,178,904	$1,110,477

Net premiums earned	$1,029,484	$(24,892)	$1,054,376	$1,008,183
Net investment income	204,349	—	204,349	186,163
Gain on sales of investments	50,799	—	50,799	17,387
Change in fair value of derivative instruments	47,135	—	47,135	4,139
Other income	32,286	(791)	33,077	63,322

Total revenues	1,364,053	(25,683)	1,389,736	1,279,194

Expenses:
Provision for losses	456,834	—	456,834	476,054
Policy acquisition costs	121,830	(9,766)	131,596	128,518
Other operating expenses	205,687	—	205,687	211,077
Interest expense	34,660	—	34,660	37,542

Total expenses	819,011	(9,766)	828,777	853,191

Equity in net income of affiliates	180,550	—	180,550	105,476

Pretax income	725,592	(15,917)	741,509	531,479
Provision for income taxes	206,939	(5,571)	212,510	145,578

Net income	$518,653	$(10,346)	$528,999	$385,901

Diluted net income per share	$5.33	$(0.11)	$5.44	$3.95

Weighted average shares outstanding (in thousands)	97,908		97,908	98,453

Supplemental Schedule	Schedule 2
Segment Information-Financial Guaranty Radian Group Inc. and Subsidiaries Exhibit P

The following schedule shows the Financial Guaranty Segment Income Statement as reported (Column 1) and adjustments (Column 2) to reflect the income statement impact of the recapture (referred to below as the clawback) of business previously ceded to the Company by one of the primary insurer customers of the financial guaranty segment. The adjusted numbers are shown in Column 3. The impact of the clawback (Column 2) reflects the clawback of business ceded to the Company in prior periods. This clawback only affected the first quarter (and, as a result, the year-to-date periods) of 2004. Accordingly, management believes that Column 3 provides useful information to investors by presenting a more meaningful basis of comparison for the Company’s past and future results.

(Thousands of dollars)	As Reported Year Ended December 31 2004	Impact of Clawback	As Adjusted Year Ended December 31, 2004 Excluding Clawback	Year Ended December 31 2003
Revenues:
Net premiums written	$216,436	$(96,417)	$312,853	$368,637

Net premiums earned	$214,931	$(24,892)	$239,823	$248,563
Net investment income	85,557	—	85,557	78,437
Gain on sales of investments	3,995	—	3,995	11,548
Change in fair value of derivative instruments	34,989	(791)	35,780	774
Other income	2,050	—	2,050	3,639

Total revenues	341,522	(25,683)	367,205	342,961

Expenses:
Provision for losses	55,898	—	55,898	166,782
Policy acquisition costs	46,343	(9,766)	56,109	58,323
Other operating expenses	52,327	—	52,327	38,068
Interest expense	12,022	—	12,022	12,913

Total expenses	166,590	(9,766)	176,356	276,086

Equity in net income of affiliates	1,422	—	1,422	9,969

Pretax income	176,354	(15,917)	192,271	76,844

Provision for income taxes	42,122	(5,571)	47,693	13,252

Net income	$134,232	$(10,346)	$144,578	$63,592

Loss ratio-excluding Clawback			23.3%	67.1%
Expense ratio-excluding Clawback			45.2%	38.8%

			68.5%	105.9%

All statements in this press release that address operating performance, events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements are subject to risks and uncertainties including the following: changes in general financial and political conditions, such as extended national or regional economic recessions (or expansions), changes in housing values, changes or volatility in interest rates, or other political instability; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of significant customers with whom Radian has a concentration of its insurance in force; rising delinquencies in mortgage loans insured by Radian resulting from increased consolidation of mortgage lenders and servicers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; intense competition from others and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the business practices of Fannie Mae and Freddie Mac; legislative and regulatory changes affecting demand for private mortgage insurance and financial guaranty insurance; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; changes in Radian’s ability to maintain sufficient reinsurance capacity in an increasingly concentrated reinsurance market; vulnerability to the performance of Radian’s strategic investments; and the loss of executive officers or other key personnel. Investors are also directed to other risks discussed in documents filed by Radian with the SEC, including the factors detailed in our annual report on Form 10-K for the year ended December 31, 2003 in the section immediately preceding Part I of the report. Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this press release to reflect new information, future events or for any other reason.

# # #